SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust II
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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

June 30, 2003


Dear Shareholder:

The enclosed proxy statement provides detailed information about important proposals for four of our funds: CDC Nvest Municipal Income Fund, CDC Nvest Strategic Income Fund, CDC Nvest High Income Fund, and CDC Nvest Limited Term U.S. Government Fund. The funds will hold a special meeting of shareholders on August 28, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement that explains in more detail the proposals to be considered. Please refer to the "Questions and Answers" section of the proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the proxy statement easier.


Q: What are the proposals?        There are two proposals that you are being
                                  asked to approve. The first is to approve a new advisory agreement between your fund and our affiliate, Loomis, Sayles & Company, L.P.
                                  (Loomis Sayles), the funds' current
                                  subadvisor. The second is to approve the reorganization of your fund into a corresponding Loomis Sayles fund.

Q: Why are these changes being    Currently, Loomis Sayles serves as the
made and what do they mean to     subadvisor to each fund, providing day-to-day
me?                               portfolio management. If approved, the new
                                  advisory agreement would allow Loomis Sayles to be the direct investment advisor to these funds. The day-to-day portfolio management of each fund is not expected to change as a result of this change.

                                  The reorganization of these four funds into corresponding Loomis Sayles funds is part of a larger integration of Loomis Sayles Funds with our family of funds. This restructuring into a single, more integrated mutual fund family would give shareholders exchange privileges among a broader group of funds. Our multi-manager approach has always been a compelling reason to invest with CDC Nvest Funds. To demonstrate the value that our affiliated firms bring to our lineup, beginning September 15, the names of most of our funds will change to incorporate the name of the underlying investment manager.

Q: How will the funds be          These four funds will be reorganized as
reorganized and what kind of      follows
shares will I receive?            o  CDC Nvest Municipal Income Fund will become
                                     Loomis Sayles Municipal Income Fund
                                  o  CDC Nvest Strategic Income Fund will become
                                     Loomis Sayles Strategic Income Fund
                                  o  CDC Nvest High Income Fund will become
                                     Loomis Sayles High Income Fund
                                  o  CDC Nvest Limited Term U.S. Government Fund
                                     will become Loomis Sayles Limited Term U.S.
                                     Government Fund

                                  You will receive the same class of shares of the corresponding Loomis Sayles Fund that you currently own in your CDC Nvest fund.

Q: Are there other changes        No. Each Loomis Sayles fund is still part of
as a result of this               the CDC Nvest family of funds and will have
reorganization?                   the same investment objectives, policies,
                                  strategies, and restrictions as its
                                  corresponding CDC Nvest fund. Additionally, shares of the Loomis Sayles funds will be subject to the same fees and expenses and distribution, purchase and redemption procedures as your current shares. While exchange privileges will remain the same, you will have a broader group of funds with which to exchange, due to the integration of the CDC
                                  Nvest and Loomis Sayles fund families.

Q: Who will bear the costs of     The expenses to reorganize these four funds
this reorganization?              will not be passed on to shareholders.

Q: What are the tax               The reorganization of these four funds is
implications?                     expected to be tax-free to shareholders for
                                  federal income tax purposes. No gain or loss is expected to be realized by the funds or any shareholders as a result of this change.

Remember - your vote counts
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The funds are using D.F. King & Co., Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from D.F. King & Co., Inc. reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice
You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.


Sincerely,

/s/ John T. Hailer
------------------
John T. Hailer
President



                                                                      SH133-0603

                             CDC NVEST FUNDS TRUST I
                         CDC NVEST MUNICIPAL INCOME FUND
                         CDC NVEST STRATEGIC INCOME FUND

                            CDC NVEST FUNDS TRUST II
                           CDC NVEST HIGH INCOME FUND
                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 28, 2003


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of CDC Nvest Municipal Income Fund, CDC Nvest Strategic Income Fund, CDC Nvest High Income Fund and CDC Nvest Limited Term U.S. Government Fund will be held at 2:00 p.m. Eastern Time on Thursday, August 28, 2003 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1. TO BE VOTED ON BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of a new advisory agreement between Loomis, Sayles & Company, L.P. and the CDC Nvest Trusts on behalf of the Funds for each such Fund.

2. a. TO BE VOTED ON BY SHAREHOLDERS OF CDC NVEST MUNICIPAL INCOME FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by CDC Nvest Municipal Income Fund, pursuant to which such Fund would reorganize as a series of Loomis Sayles Funds, a Massachusetts business trust, as described in Proposal 2 in the attached Proxy Statement.

2. b. TO BE VOTED ON BY SHAREHOLDERS OF CDC NVEST STRATEGIC INCOME FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by CDC Nvest Strategic Income Fund, pursuant to which such Fund would reorganize as a series of Loomis Sayles Funds, a Massachusetts business trust, as described in Proposal 2 in the attached Proxy Statement.

2. c. TO BE VOTED ON BY SHAREHOLDERS OF CDC NVEST HIGH INCOME FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by CDC Nvest High Income Fund, pursuant to which such Fund would reorganize as a series of Loomis Sayles Funds, a Massachusetts business trust, as described in Proposal 2 in the attached Proxy Statement.

2.   d. TO BE VOTED ON BY SHAREHOLDERS OF CDC NVEST LIMITED TERM U.S. GOVERNMENT
     FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by CDC Nvest Limited Term U.S. Government Fund, pursuant to which such Fund would reorganize as a series of Loomis Sayles Funds, a Massachusetts business trust, as described in Proposal 2 in the attached Proxy Statement.

3. To transact such other business as may properly come before the Meeting and any adjourned session thereof.

     Shareholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                         By Order of the Board of Trustees,

                                         John E. Pelletier, Secretary

June 30, 2003


PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                             CDC NVEST FUNDS TRUST I
                         CDC NVEST MUNICIPAL INCOME FUND
                         CDC NVEST STRATEGIC INCOME FUND

                            CDC NVEST FUNDS TRUST II
                           CDC NVEST HIGH INCOME FUND
                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 28, 2003


                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited on behalf of the Board of Trustees of CDC Nvest Funds Trust I ("Trust I") and CDC Nvest Funds Trust II ("Trust II" and, together with Trust I, the "CDC Nvest Trusts"), for use at a Special Meeting of Shareholders (the "Meeting") of each of CDC Nvest Municipal Income Fund (the "Municipal Income Fund"), CDC Nvest Strategic Income Fund (the "Strategic Income Fund"), CDC Nvest High Income Fund (the "High Income Fund") and CDC Nvest Limited Term U.S. Government Fund (the "Government Fund" and, together with the Municipal Income Fund, the Strategic Income Fund and the High Income Fund, the "Funds"). This Meeting has been called to be held at 2:00 p.m. Eastern time on August 28, 2003, at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on June 30, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting. The Notice, this Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about June 30, 2003. Please read this Proxy Statement and keep it for future reference.

     This Proxy Statement contains information you should know before voting on the Proposals. Proposal 1 in the Proxy Statement relates to the approval of new advisory agreements between the CDC Nvest Trusts, on behalf of the Funds, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Shareholders of the Municipal Income Fund and the Strategic Income Fund will vote to approve an advisory agreement between Trust I, on behalf of such Funds, and Loomis Sayles.
Shareholders of the High Income Fund and the Government Fund will vote to approve an advisory agreement between Trust II, on behalf of such Funds, and Loomis Sayles.

     Proposal 2 in this Proxy Statement relates to the proposed reorganizations (the "Reorganizations") of the Funds into corresponding investment portfolios (each, a "Loomis Sayles Fund") of Loomis Sayles Funds, a Massachusetts business trust (the "Loomis Trust" and, together with the CDC Nvest Trusts, the "Trusts"). Each Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the corresponding Loomis Sayles Fund in exchange for shares of the Loomis Sayles Fund and for the assumption by the corresponding Loomis Sayles Fund of all of the liabilities of the Fund, as more fully described in this Proxy Statement. If the Agreement and Plan of Reorganization is approved by the shareholders of your Fund and the related reorganization occurs, you will become a shareholder of the corresponding Loomis Sayles Fund.

     The  following table summarizes the voting on the Proposals*:



                                                       Municipal        Strategic       High Income
                                                      Income Fund      Income Fund         Fund         Government Fund
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------

1.     Proposal to approve a new advisory                  X                X                X                X
       agreement with Loomis Sayles.
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------

2.a.   Proposal to approve an Agreement and Plan
       of Reorganization relating to the
       reorganization of the Municipal Income              X
       Fund as a series of the Loomis Trust.
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------

2.b.   Proposal to approve an Agreement and Plan
       of Reorganization relating to the
       reorganization of the Strategic Income                               X
       Fund as a series of the Loomis Trust.
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------

2.c.   Proposal to approve an Agreement and Plan
       of Reorganization relating to the
       reorganization of the High Income Fund as                                             X
       a series of the Loomis Trust.
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------

2.d.   Proposal to approve an Agreement and Plan
       of Reorganization relating to the
       reorganization of the Government Fund as a
       series of the Loomis Trust.                                                                            X



* An "X" denotes that the Fund is affected by the Proposal and that the Fund's shareholders are being solicited with respect to that Proposal.

     The Funds and the corresponding Loomis Sayles Funds into which they are proposed to be reorganized are sometimes referred to in this Proxy Statement as "Corresponding CDC Nvest Funds" and "Corresponding Loomis Sayles Funds."

     The CDC Nvest Trusts, each an open-end management investment company, currently offer 17 series, including the Funds, each of which represents a separate investment portfolio. The Municipal Income Fund offers two separate classes of shares, designated as Class A and Class B shares. The Strategic Income Fund, the

High Income Fund and the Government Fund each offers four separate classes of shares, designated as Class A, Class B, Class C and Class Y shares. For purposes of voting on each Proposal at the Meeting, all classes of a Fund will vote together as a single class.

     Shares represented by duly executed proxies will be voted as instructed on the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES OF THE CDC NVEST TRUSTS. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Proxies may be revoked at any time before they are exercised (i) by sending a written revocation to the Secretary of the CDC Nvest Trusts, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

     Each whole  share will be entitled to one vote as to any matter on which it
is  entitled  to  vote  and  each  fractional   share  will  be  entitled  to  a
proportionate fractional vote.

     Financial statements for each Fund are included in the Annual Reports of the Funds, for the fiscal year ended December 31, 2002, each of which has been mailed to shareholders. Shareholders may obtain copies of the Annual Reports free of charge by writing to the CDC Nvest Trusts, 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE REORGANIZATIONS AND OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. PLEASE REVIEW THE FULL PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.       WHAT IS BEING PROPOSED?

PROPOSAL 1

The Trustees of the CDC Nvest Trusts are recommending that shareholders approve new advisory agreements for the Funds. Specifically, shareholders of the Municipal Income Fund and the Strategic Income Fund will be asked to approve advisory agreements between Trust I, on behalf of such Funds, and Loomis Sayles, and shareholders of the High Income Fund and the Government Fund will be asked to approve advisory agreements between Trust II, on behalf of such Funds, and Loomis Sayles. If this Proposal is approved for a Fund, CDC IXIS Advisers would no longer serve as investment advisor to such Funds. CDC IXIS Advisers currently delegates its responsibility for managing the Funds to Loomis Sayles, pursuant to separate subadvisory agreements. Accordingly, the day-to-day portfolio management, the investment objective and the investment strategies of each Fund are not expected to change in any material respect as a result of the Proposal.

PROPOSAL 2

The Trustees of the CDC Nvest Trusts are recommending that each Fund be reorganized into the Corresponding Loomis Sayles Fund listed directly opposite such Fund as follows:

CDC NVEST FUND                            LOOMIS SAYLES FUND

CDC Nvest Municipal Income Fund           Loomis Sayles Municipal Income Fund
CDC Nvest Strategic Income Fund           Loomis Sayles Strategic Income Fund
CDC Nvest High Income Fund                Loomis Sayles High Income Fund
CDC Nvest Limited Term U.S.               Loomis Sayles Limited Term U.S.
 Government Fund                            Government Fund

This means that each Loomis Sayles Fund would acquire all of the assets and liabilities of each Corresponding CDC Nvest Fund in exchange for shares of such Loomis Sayles Fund. The Loomis Sayles Funds are new "shell" portfolios of the Loomis Trust which have the same advisory arrangements, investment objectives, policies, strategies and restrictions as each Corresponding CDC Nvest Fund. If the Reorganization relating to your Fund is approved and the Reorganization is consummated, you will receive shares of the Corresponding Loomis Sayles Fund with an aggregate net asset value equal to the aggregate net asset value of your CDC Nvest Fund shares as of the closing of your Fund's Reorganization. The Reorganizations are currently scheduled to take place on or around September 12, 2003, or such other date as the Trusts may agree. Note that the closing of each Reorganization is not conditioned on the closing of any other Reorganization or Proposal proposed in this Proxy Statement. Accordingly, in the event that the shareholders of one of the Funds approve their Fund's Reorganization, it is expected that the approved Reorganization will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Proxy Statement, even if the shareholders of one or more of the other Funds have not approved the other Reorganization(s).

2.       WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE NEW ADVISORY AGREEMENTS?

Loomis Sayles currently serves as the subadvisor to the Funds and is responsible for the day-to-day portfolio management of the Funds. Similar to the reorganizations, the Trustees believe that having Loomis Sayles provide direct portfolio management services provides for a consistent relationship approach to most of the funds managed by Loomis Sayles and would be in the best interests of the Funds. Therefore, even if one or more of the Funds do not approve the Reorganization, the Trustees still recommend that such Fund's shareholders approve the new advisory agreement with Loomis Sayles.

3.       WHY ARE THE REORGANIZATIONS BEING PROPOSED?

The Reorganizations are being proposed as part of a larger integration of the CDC Nvest Funds group and the Loomis Sayles Funds group. The Trustees believe that the Reorganizations would provide substantial advantages to the Funds' shareholders. Such a restructuring into a single, more integrated mutual fund complex would give shareholders of the Funds and the Trusts exchange privileges among a broader group of funds, and should also allow the expansion of the institutional and retail distribution channels for both the Funds and the Trusts. Shareholders should be aware that the proposed integration may not provide the foregoing benefits to any particular Fund.


4. HOW DO THE INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS OF THE FUNDS AND THE CORRESPONDING LOOMIS SAYLES FUNDS COMPARE?

Each Corresponding Loomis Sayles Fund is a newly organized shell series of the Loomis Trust that has been specifically created for purposes of the Reorganizations. Following the Reorganizations, each Loomis Sayles Fund will carry on the business of its Corresponding CDC Nvest Fund. Each Loomis Sayles Fund will have the same portfolio management personnel, investment goals, strategies, policies and restrictions as its Corresponding CDC Nvest Fund.
Because each Fund and its Corresponding Loomis Sayles Fund have identical investment objectives and policies, they are subject to the same risks.

5. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATIONS?

The fees and expenses to which each Loomis Sayles Fund will be subject after its Reorganization will be identical to those to which the Corresponding CDC Nvest Fund is subject immediately before the Reorganization.

Please see "Comparison of Compensation and Expenses--Advisory Fees" in Proposal 1 for a comparison of the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders under the current fee structure and on a pro forma combined basis.

6. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE CORRESPONDING LOOMIS SAYLES FUND IF THE REORGANIZATIONS OCCUR?

You will receive the same class of shares of the Corresponding Loomis Sayles Fund that you currently own in your Fund. These shares will bear the same contingent deferred sales charge ("CDSC") upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. These shares will have the same exchange rights, however, because of the integration of the CDC Nvest Funds and Loomis Sayles Funds groups, you will have a broader group of funds with which to exchange.

7.       WILL YOU BE PERMITTED TO REDEEM YOUR SHARES PRIOR TO THE
         REORGANIZATIONS?

You are not required to remain a shareholder of your Fund until the Reorganization. Prior to the Reorganization, you may redeem your shares or exchange your shares for shares of the same class of other CDC Nvest Funds, as described and subject to the limitations in the current prospectuses of the Funds. After the Reorganization, you may redeem your shares in the Corresponding Loomis Sayles Fund at net asset value at any time. Please note that any redemptions, before and after the Reorganizations, will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.

8.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

The Reorganizations are expected to be tax free to shareholders for federal income tax purposes. This means that no gain or loss is expected to be recognized by any Fund, or any of its shareholders, as a result of a Reorganization. The tax basis and holding period of your Fund shares are expected to carry over to your new shares in the Corresponding Loomis Sayles Fund.

9. WHAT HAPPENS IF SHAREHOLDERS OF A FUND APPROVE THE REORGANIZATION, BUT NOT THE NEW ADVISORY AGREEMENT? OR IF SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT, BUT NOT THE REORGANIZATION?

If shareholders of a Fund approve the Reorganization, but not the new advisory agreement, the Fund will be reorganized as a series of the Loomis Trust and will retain the advisory arrangements currently in place for the Fund. The Trustees will take such further actions as they deem to be in the best interests of such Fund and its shareholders.

If shareholders of a Fund approve the new advisory agreement, but not the Reorganization, the Fund will continue on as a series of the relevant CDC Nvest Trust, with new advisory arrangements. The Trustees will take such further actions as they deem to be in the best interests of such Fund and its shareholders.

                                   PROPOSAL 1
                         APPROVAL OF ADVISORY AGREEMENTS

THE PROPOSAL

     The Trustees of the CDC Nvest Trusts are proposing that shareholders of each Fund approve a new advisory agreement (collectively, the "Proposed Advisory Agreements") between Loomis Sayles and the CDC Nvest Trusts, on behalf of the Funds. The Proposed Advisory Agreements would replace the existing advisory agreement and subadvisory agreement (together, the "Current Advisory Agreements") currently in effect with respect to the Funds. Each Proposed Advisory Agreement would take effect immediately prior to the closing of the Reorganization of a Fund discussed under Proposal 2. If this Proposal is approved, but the Reorganization is not approved, it is expected that the Proposed Advisory Agreement will take effect on or about September 15, 2003.

     The Trustees of the CDC Nvest Trusts unanimously recommend that shareholders of each Fund approve the relevant Proposed Advisory Agreement, whether or not such shareholders approve the relevant Reorganization proposed in Proposal 2. If both the Reorganization and Proposed Advisory Agreement are approved by a Fund's shareholders, the sole initial shareholder of the Corresponding Loomis Sayles Fund will adopt an advisory agreement which is substantially identical to the Proposed Advisory Agreement. The following description of the Proposed Advisory Agreements is qualified in its entirety by reference to the form of Proposed Advisory Agreement set forth in Appendix B to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     CDC IXIS Advisers currently acts as the Funds' investment advisor pursuant to the Current Advisory Agreements. The Current Advisory Agreements related to the Municipal Income Fund, Strategic Income Fund and High Income Fund are each dated October 30, 2000. They were last approved by the Funds' Trustees on May 16, 2003, in connection with the Trustees' annual review of the Funds' advisory arrangements, and by their shareholders on October 13, 2000, in connection with the change of control of CDC IXIS Adviser's parent company. The Current Advisory Agreement related to the Government Fund is dated October 1, 2001. It was approved by the Fund's Trustees on May 16, 2003, in connection with the Trustees' annual review of the Fund's advisory arrangements, and by its shareholders on September 28, 2001, in connection with the change of the Fund's subadvisor from Back Bay Advisors, L.P. to Loomis Sayles.

     Under the Current Advisory Agreements, CDC IXIS Advisers has overall advisory and administrative responsibility with respect to the Funds. Each Current Advisory Agreement also provides that CDC IXIS Advisers will, subject to CDC IXIS Adviser's rights to delegate such responsibilities to other parties, provide to the Funds both (i) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Funds, subject to the supervision and control of the Trustees), and (ii) administrative services (defined to mean furnishing or paying the expenses of the Funds for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services).

     Each Current Advisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trusts (the "Independent Trustees").

     Each Current Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to CDC IXIS Advisers, or by CDC IXIS Advisers upon ninety days' written notice to the CDC Nvest Trust, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act of 1940 (the "1940 Act").

     Each Current Advisory Agreement provides that CDC IXIS Advisers will not be liable to the Fund or its shareholders except for liability arising from CDC IXIS Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under each Current Advisory Agreement, the annual advisory fee rates payable by each Fund to CDC IXIS Advisers (including any subadvisory fees paid directly by the Fund to the subadvisor)* and the aggregate fee paid to CDC IXIS Advisers (including any subadvisory fees paid directly by the Fund to the subadvisor) for each Fund's most recent fiscal year is as follows:


                                        ADVISORY FEE RATE PAYABLE
                                       (AS A PERCENTAGE OF AVERAGE            AGGREGATE FEE PAID FOR THE FISCAL YEAR
FUND                                        DAILY NET ASSETS)                             ENDED 12/31/02
----                                        -----------------                             --------------

Municipal Income Fund           0.500% of the first $100 million                             $686,999
                                0.375% of amounts in excess of $100
                                million


Strategic Income Fund           0.650% of the first $200 million                            $1,404,810
                                0.600% of amounts in excess of $200
                                million

High Income Fund                0.700% of the first $200 million
                                0.650% of amounts in excess of $200                          $407,408
                                million

Government Fund                 0.570% of the first $200 million                             $774,861
                                0.545% of the next $300 million
                                0.520% of amounts in excess of $500
                                million
-------------------

* Under the terms of the Current Advisory Agreement, the Advisory Fee payable to CDC IXIS Advisers is reduced by any subadvisory fee paid to Loomis Sayles. The totals fees shown in the rightmost column were paid to CDC IXIS Advisers and Loomis Sayles, respectively, as follows: Municipal Income Fund - $343,500 and $343,499; Strategic Income Fund - $652,405 and $752,405; High Income Fund - $203,704 and $203,704; and Government Fund - $387,430 and $387,431.

     CDC IXIS Advisers oversees the portfolio management services provided to the Funds by Loomis Sayles, as subadvisor to the Funds. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors Loomis Sayles to assure that it is managing the Funds' assets consistently with the Funds' investment objectives and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, CDC IXIS Advisers and CDC IXIS Asset Management Services, Inc. ("CIS"), the Funds' transfer agent and administrator, also provide each Fund with administrative services which include, among other things, day-to-day administration of matters related to each Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of each Fund's registration statement under federal and state laws. CDC IXIS Advisers does not, however, determine what investments will be purchased or sold for the Funds. CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval.

     CDC IXIS Advisers has delegated its portfolio management responsibilities to Loomis Sayles, as subadvisor to the Funds, pursuant to separate subadvisory agreements (each, a "Subadvisory Agreement"). The Subadvisory Agreements related to the Municipal Income Fund, Strategic Income Fund and High Income Fund are each dated October 30, 2000. They were approved by the Funds' Trustees on May 16, 2003, in connection with the Trustees' annual review of the Funds' advisory arrangements, and by their shareholders on October 13, 2000, in connection with the change of control of CDC IXIS Adviser's parent company. The Subadvisory Agreement related to the Government Fund is dated October 1, 2001. It was approved by the Fund's Trustees on May 16, 2003, in connection with the Trustees' annual review of the Fund's advisory arrangements, and by its shareholders on September 28, 2001, in connection with the change of the Fund's subadvisor from Back Bay Advisors, L.P. to Loomis Sayles. Under the terms of the Subadvisory Agreements, Loomis Sayles is authorized to effect portfolio transactions for each Fund, using its own discretion and without prior consultation with CDC IXIS Advisers. Loomis Sayles is also required to report periodically to CDC IXIS Advisers and the Trustees of the CDC Nvest Trusts.

     For the services described in the subadvisory agreements, each Fund pays Loomis Sayles a subadvisory fee at the annual rates set forth in the following table:


                                       SUBADVISORY FEE RATE PAYABLE
                                       (AS A PERCENTAGE OF AVERAGE           AGGREGATE FEE PAID TO LOOMIS SAYLES FOR
FUND                                        DAILY NET ASSETS)                     THE FISCAL YEAR ENDED 12/31/02
----                                        -----------------                     ------------------------------

Municipal Income Fund           0.2500% of the first $100 million                            $343,499
                                0.1875% of amounts in excess of $100
                                million

Strategic Income Fund           0.350% of the first $200 million                             $752,405
                                0.300% of amounts in excess of $200
                                million

High Income Fund                0.350% of the first $200 million                             $203,704
                                0.300% of amounts in excess of $200
                                million

                                       9


Government Fund                 0.2850% of the first $200 million                            $387,431
                                0.2725% of the next $300 million
                                0.2600% of amounts in excess of $500
                                million


     At a meeting held on June 12, 2003, the Trustees of the Trusts voted to terminate the Current Advisory Agreement and Subadvisory Agreement for each Fund, subject for each Fund to the condition precedent that the shareholders of such Fund approve the Fund's Proposed Advisory Agreement.

DESCRIPTION OF PROPOSED ADVISORY AGREEMENTS

     If approved by shareholders of the Funds, Loomis Sayles will serve as the Loomis Sayles Funds' investment advisor pursuant to the Proposed Advisory Agreements. The terms of the Proposed Advisory Agreement are identical to those of the Current Advisory Agreement, except that (i) Loomis Sayles, and not CDC IXIS Advisers, will serve as the investment advisor to the Loomis Sayles Funds,
(ii) Loomis Sayles will not have the right to delegate its responsibility to provide services under the Proposed Advisory Agreements, and (iii) the date will be changed.

     Each Proposed Advisory Agreement provides that Loomis Sayles will provide to the Loomis Sayles Funds both (i) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Loomis Sayles Funds, subject to the supervision and control of the Trustees), and (ii) administrative services (defined to mean furnishing or paying the expenses of the Loomis Sayles Funds for office space, facilities and equipment, services of executive and other personnel of the Loomis Trust and certain other administrative and general management services).

     Like the Current Advisory Agreements, each Proposed Advisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Loomis Sayles Fund, and
(ii) by vote of a majority of the Independent Trustees of the Loomis Trust or Loomis Sayles.

     Like the Current Advisory Agreements, each Proposed Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Loomis Sayles Fund, on sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Loomis Trust, and terminates automatically in the event of its "assignment" as defined in the 1940 Act.

     Like the Current Advisory Agreements, each Proposed Advisory Agreement provides that Loomis Sayles will not be liable to the Fund or its shareholders except for liability arising from Loomis Sayles' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under each Proposed Advisory Agreement, the annual advisory fee rates payable by each Loomis Sayles Fund to Loomis Sayles and the aggregate fees that would have been paid to Loomis Sayles during fiscal year ended December 31, 2002 is as follows:


                                        ADVISORY FEE RATE PAYABLE            AGGREGATE FEE THAT WOULD HAVE BEEN PAID
                                       (AS A PERCENTAGE OF AVERAGE            TO LOOMIS SAYLES FOR THE FISCAL YEAR
FUND                                        DAILY NET ASSETS)                             ENDED 12/31/02
----                                        -----------------                             --------------

Loomis Sayles Municipal         0.2500% of the first $100 million                            $343,499
Income Fund
                                0.1875% of amounts in excess of $100
                                million

Loomis Sayles Strategic         0.350% of the first $200 million                             $752,405
Income Fund
                                0.300% of amounts in excess of $200
                                million

Loomis Sayles High Income Fund  0.350% of the first $200 million                             $203,704
                                0.300% of amounts in excess of $200
                                million

Loomis Sayles Limited Term      0.2850% of the first $200 million                            $387,431
U.S. Government Fund
                                0.2725% of the next $300 million
                                0.2600% of amounts in excess of $500
                                million


BASIS FOR THE TRUSTEES' RECOMMENDATIONS

     The Trustees of the CDC Nvest Trusts considered the Proposed Advisory Agreements at a meeting of the Board of Trustees held on June 12, 2003. In approving the Proposed Advisory Agreements, the Trustees of the Trusts, including the Independent Trustees, requested and evaluated information provided by CDC IXIS Advisers and Loomis Sayles which, in their opinion, was reasonably necessary for the Trustees to form a judgment as to whether the Proposed Advisory Agreements would be in the best interests of the Funds and their shareholders.

     In recommending that shareholders approve the Proposed Advisory Agreements, the Trustees took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Funds; (ii) the advisory fees and other expenses that would be paid by the Funds under the Proposed Advisory Agreements as compared to those of similar funds managed by other investment advisors; (iii) the nature, quality and extent of the portfolio management services furnished by CDC IXIS Advisers to the Funds and Loomis Sayles' services in its current capacity as subadvisor to the Funds; (iv) Loomis Sayles' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to Loomis Sayles; (v)
Loomis  Sayles'  ability to retain and attract  capable  personnel  to serve the

Funds; (vi) the fact that the portfolio management services to be provided pursuant to the Proposed Advisory Agreements would be provided on terms and conditions substantially identical to those of the Current Advisory Agreements; and (vii) the potential efficiencies to be gained from having Loomis Sayles serve as the investment advisor for most CDC Nvest Funds and Loomis Sayles Funds (including the Funds) for which it provides portfolio management services.

     The Trustees also considered the role of the Proposed Advisory Agreements as part of the larger integration of the CDC Nvest Funds group and the Loomis Sayles Funds group, and the proposed benefits to shareholders of the Funds, including exchange privileges among a broader group of funds, the expansion of the institutional and retail distribution channels for both the Funds and the Trusts and a potential increase in the asset base over which the Funds' expenses will be spread.

     The Trustees also considered, among other things, that, as the tables above and under the section "Fees and Expenses" in Proposal 2 demonstrate, shareholders of each Fund would continue to bear the same level of Fund expenses.

     The Trustees determined that the fees to be paid to Loomis Sayles under the Proposed Advisory Agreements are fair and reasonable compensation for the services to be provided to each Fund, and that such fees are competitive with fees paid by similar mutual funds to high-quality investment managers.

     If shareholders of a Fund do not approve the Proposed Advisory Agreement, but approve the Reorganization discussed in Proposal 2, the Fund will be reorganized as a series of the Loomis Trust. The Loomis Trust series will retain the advisory arrangements currently in place for the Fund. The Trustees will take such further actions as they deem to be in the best interests of such Fund and its shareholders. The effectiveness of the approval of any Fund's shareholders is not subject to the approval of any other Fund's shareholders.

REQUIRED VOTE

     Approval of the Proposed Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or represented by proxy.

THE TRUSTEES OF THE CDC NVEST TRUSTS UNANIMOUSLY RECOMMEND APPROVAL OF EACH PROPOSED ADVISORY AGREEMENT.

                                   PROPOSAL 2
             APPROVAL OF THE AGREEMENTS AND PLANS OF REORGANIZATION


THE PROPOSAL

     Shareholders of each Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization pursuant to which each Reorganization would be consummated. The following descriptions of the Agreement and Plan of Reorganization and the features of the proposed Reorganizations are qualified in their entirety by reference to the text of such Plan, a form of which is set forth in Appendix A to this Proxy Statement.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     If approved by the shareholders of each Fund, the Reorganizations are expected to occur on or around September 12, 2003, or on such other date as the Trusts may agree, each under a separate Agreement and Plan of Reorganization. A form of Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of each Plan:

     o Each Fund will transfer all of its assets and liabilities attributable to each class of its shares to the Corresponding Loomis Sayles Fund in exchange for shares of the same class of the Corresponding Loomis Sayles Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

     o The Reorganizations will occur promptly after the time (currently scheduled to be 4:00 p.m. Eastern time on September 12, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Reorganization.

     o The shares of each class of the Corresponding Loomis Sayles Fund received by each Fund will be distributed to such Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Fund in full liquidation of such Fund.

     o After the Reorganizations, each Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     o Each Reorganization requires approval by the respective Fund's shareholders and satisfaction of a number of other conditions. In addition, each Reorganization may be terminated at any time with the approval of the Trustees of the Trusts. The Reorganizations do NOT require the approval of the shareholders of the Loomis Sayles Funds.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

     The investment objectives and policies of the Funds as reorganized series of the Loomis Trust will be identical to those currently in place for the Funds.

FEES AND EXPENSES

     The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders. The Examples should not be considered a representation of future performance; actual expenses may be greater or less than those shown.

     The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Reorganizations. Shareholders of the Funds will not pay additional sales charges as a result of their Fund's Reorganization, although CDSCs will continue to apply. For purposes of determining the CDSC applicable to Fund shareholders who become shareholders of a Corresponding Loomis Sayles Fund as a result of a Reorganization, the amount of time that the shareholder held his or her Fund shares will be added (or "tacked") to the length of time the shareholder held the Loomis Sayles Fund shares acquired in the Reorganization. Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each of the Funds for its last fiscal year (ended December 31, 2002) and estimated expenses that the combined funds would have incurred during the twelve months ended December 31, 2002, after giving effect to the Reorganizations on a pro forma basis assuming the Reorganizations had occurred as of January 1, 2002.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                  STRATEGIC INCOME FUND, HIGH INCOME FUND, AND
                                                                       CORRESPONDING LOOMIS SAYLES FUNDS
                                                               CLASS A      CLASS B     CLASS C        CLASS Y
   Maximum sales charge (load) imposed on purchases             4.50%        None       1.00%(3)         None
   (as a percentage of the offering price) (1)(2)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a percentage      1.00%(4)       5.00%       1.00%           None
   of original purchase price or redemption proceeds, as
   applicable)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Redemption fee (5)                                           None         None         None           None

                                                                              GOVERNMENT FUND AND
                                                                        CORRESPONDING LOOMIS SAYLES FUND
                                                               CLASS A      CLASS B     CLASS C        CLASS Y
   Maximum sales charge (load) imposed on purchases             3.00%        None       1.00%(3)         None
   (as a percentage of the offering price) (1)(2)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a percentage      1.00%(4)       5.00%       1.00%           None
   of original purchase price or redemption proceeds, as
   applicable)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Redemption fee (5)                                           None         None         None           None

                                       14



                                                                                     MUNICIPAL FUND AND
                                                                              CORRESPONDING LOOMIS SAYLES FUND
                                                                                CLASS A              CLASS B
   Maximum sales charge (load) imposed on purchases                              4.50%                 None
   (as a percentage of the offering price) (1)(2)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a percentage of                    1.00%(4)               5.00%
   original purchase price or redemption proceeds, as applicable)
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   Redemption fee (5)                                                            None                  None
----------

(1)  A reduced sales charge on Class A and Class C shares may apply.
(2)  Does not apply to reinvested distributions.
(3) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.
(4) A 1.00% CDSC with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares.
(5) Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                                        STRATEGIC INCOME FUND AND CORRESPONDING
                                                                  LOOMIS SAYLES FUND
                                                                 (PRO FORMA COMBINED)
                                                       CLASS A    CLASS B    CLASS C    CLASS Y
Management fees                                         0.65%       0.65%     0.65%      0.65%
--------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                0.25%       1.00%*    1.00%*     0.00%
--------------------------------------------------------------------------------------------------
Other expenses                                          0.43%       0.43%     0.43%      0.29%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses                    1.33%       2.08%     2.08%      0.94%

                                                                 HIGH INCOME FUND AND
                                                           CORRESPONDING LOOMIS SAYLES FUND
                                                                 (PRO FORMA COMBINED)
                                                       CLASS A    CLASS B    CLASS C   CLASS Y**
Management fees                                         0.70%      0.70%      0.70%      0.70%
--------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                0.25%      1.00%*     1.00%*     0.00%
--------------------------------------------------------------------------------------------------
Other expenses                                          0.63%      0.63%      0.63%      0.45%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses                    1.58%      2.33%      2.33%      1.15%

                                                                  GOVERNMENT FUND AND
                                                           CORRESPONDING LOOMIS SAYLES FUND
                                                                 (PRO FORMA COMBINED)
                                                       CLASS A    CLASS B    CLASS C    CLASS Y
Management fees                                         0.57%      0.57%      0.57%      0.57%
--------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                0.35%      1.00%*     1.00%*     0.00%
--------------------------------------------------------------------------------------------------
Other expenses                                          0.43%      0.43%      0.43%      0.31%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses                    1.35%      2.00%      2.00%      0.88%


                                                       MUNICIPAL INCOME FUND AND CORRESPONDING
                                                                  LOOMIS SAYLES FUND
                                                                 (PRO FORMA COMBINED)
                                                            CLASS A               CLASS B
Management fees                                              0.46%                 0.46%
--------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                     0.25%                 1.00%*
--------------------------------------------------------------------------------------------------
Other expenses                                               0.35%                 0.35%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses                         1.06%                 1.81%
----------

* Because of the higher Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Class Y shares of the High Income Fund were not outstanding during fiscal year ended December 31, 2002. Expenses for Class Y shares of the High Income Fund have been estimated.

EXPENSE EXAMPLES
(your actual costs may be higher or lower)

     The following examples help you compare the cost of investing in each of the Funds with the cost of investing in each of the Corresponding Loomis Sayles Funds, both currently and on a pro forma basis, and also allows you to compare this with the cost of investing in other mutual funds. The examples, which are based on the net expenses shown above, use the following hypothetical conditions:

o  $10,000 initial investment
o  5% total return for each year
o  Each Fund's operating expenses remain the same
o  Assumes reinvestment of all dividends and distributions
o  Class B shares convert to Class A shares after eight years

     Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.



                                                       1 YEAR           3 YEARS          5 YEARS         10 YEARS
STRATEGIC INCOME FUND AND
LOOMIS SAYLES STRATEGIC INCOME FUND
(PRO FORMA COMBINED)
Class A                                                 $579             $852            $1,146           $1,979
Class B: did not sell your shares                        711              952             1,319            2,219
          sold all your shares at end of period          211              652             1,119            2,219
Class C: did not sell your shares                        409              745             1,207            2,486
          sold all your shares at end of period          309              745             1,207            2,486
Class Y                                                  96               300              520             1,155

HIGH INCOME FUND AND
LOOMIS SAYLES HIGH INCOME FUND
(PRO FORMA COMBINED)
Class A                                                 $603             $926            $1,272           $2,244
Class B: did not sell your shares                        736             1,027            1,445            2,479
          sold all your shares at end of period          236              727             1,245            2,479
Class C: did not sell your shares                        434              820             1,333            2,739
          sold all your shares at end of period          334              820             1,333            2,739
Class Y                                                  117              365              633             1,398

                                       16


GOVERNMENT FUND AND
LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
(PRO FORMA COMBINED)
Class A                                                 $433             $715            $1,017           $1,875
Class B: did not sell your shares                        703              927             1,278            2,160
          sold all your shares at end of period          203              627             1,078            2,160
Class C: did not sell your shares                        401              721             1,167            2,404
          sold all your shares at end of period          301              721             1,167            2,404
Class Y                                                  90               281              488             1,084

MUNICIPAL INCOME FUND AND
LOOMIS SAYLES MUNICIPAL INCOME FUND
(PRO FORMA COMBINED)
Class A                                                 $553             $772            $1,008            1,686
Class B: did not sell your shares                        684              869             1,180            1,930
          sold all your shares at end of period          184              569              980             1,930


DESCRIPTION OF NEW SHARES

     If the Reorganization of your Fund occurs, you will receive shares in the Corresponding Loomis Sayles Fund of the same class as the shares you currently own. The shares you receive will have the following characteristics:

     o The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Reorganization.

     o The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption of Class A, Class B or Class C shares and/or the conversion of Class B shares to Class A shares, if applicable, the amount of time that the shareholder held his or her Fund shares will be added (or "tacked") to the length of time the shareholder held the Loomis Sayles Fund shares acquired in the Reorganization.

     o The procedures for buying and selling your shares will not change as a result of the Reorganization.

     o You will have the same voting rights as you currently have, but as a shareholder of the Corresponding Loomis Sayles Fund, a series of the Loomis Trust.

     o You will have the same exchange rights, however, because of the integration of the CDC Nvest Funds and Loomis Sayles Funds groups, you will have a broader group of funds with which to exchange.

REASONS FOR THE REORGANIZATIONS

     The Trustees of the CDC Nvest Trusts, including all Independent Trustees, have determined that the Reorganizations would be in the best interests of each Fund and each Fund's shareholders, and that the interests of existing shareholders of each Fund would not be diluted as a result of any Reorganization. The Trustees (including the Independent Trustees) have unanimously approved the Reorganizations and recommend that you vote in favor of the Reorganization of your Fund by approving the Agreement and Plan of Reorganization related to your Fund, a form of which is attached as Appendix A to this Proxy Statement. Although shareholders should carefully consider whether remaining a shareholder of his or her Fund after the Reorganization is consistent with that shareholder's financial needs and circumstances, shareholders should also note that the Fund's fees and expenses, investment objectives and policies, portfolio securities and portfolio management personnel will not change as a result of the Reorganization.

     In proposing the Reorganizations, CDC IXIS Advisers presented to the Trustees, at a meeting held on June 12, 2003, the following reasons for each Fund to enter into the Reorganization:

     o    The   Reorganizations   are  being  proposed  as  part  of  a  larger
          integration of the CDC Nvest Funds group and the Loomis Sayles Funds group. The Trustees believe that the restructuring into a single, more integrated mutual fund complex would give shareholders of the Funds and the Trusts exchange privileges among a broader group of funds, and should also allow the expansion of the institutional and retail distribution channels for both the Funds and the Trusts. In combination, the Trustees believe that these factors will increase the potential for asset growth of the Funds, potentially increasing the asset base over which the Funds' expenses will be spread.

     o The investment objectives, policies and restrictions of each Fund are identical to those of the Corresponding Loomis Sayles Fund and the portfolio of each Loomis Sayles Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Corresponding CDC Nvest Fund's portfolio prior to the Reorganization. Loomis Sayles will continue to be responsible for managing each Fund's investment portfolio, although in the capacity as an investment advisor rather than a subadvisor. For these reasons, the Trustees believe that an investment in shares of the Loomis Sayles Fund will provide shareholders with an investment opportunity substantially identical to that afforded by the Corresponding CDC Nvest Fund immediately prior to the Reorganization.

     o The Reorganizations will permit Fund shareholders to keep their investment in an open-end mutual fund, without recognizing gain or loss for federal income tax purposes. After the Reorganizations, shareholders may redeem any or all of their Fund shares at net asset value at any time, at which point they would likely recognize a taxable gain or loss.

     The Trustees also considered that shareholders of a Fund who do not wish to become shareholders of the Corresponding Loomis Sayles Fund could redeem their shares in the Fund in taxable transactions prior to the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

     Each Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to each Reorganization, Ropes & Gray LLP will deliver to each Corresponding CDC Nvest Fund and Corresponding Loomis Sayles Fund an opinion, to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

     o each Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Corresponding CDC Nvest Fund and Corresponding Loomis Sayles Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

     o under Section 361 of the Code, no gain or loss will be recognized by the Corresponding CDC Nvest Fund upon the transfer of its assets to the Corresponding Loomis Sayles Fund in exchange for Loomis Sayles Fund shares and the assumption by the Loomis Sayles Fund of the Fund's liabilities, or upon the distribution of the shares of such Loomis Sayles Fund to the shareholders of the Corresponding CDC Nvest Fund;

     o under Section 354 of the Code, Corresponding CDC Nvest Fund shareholders will recognize no gain or loss upon exchange of their shares of the Corresponding CDC Nvest Fund for the shares of the Corresponding Loomis Sayles Fund;

     o under Section 358 of the Code, the aggregate tax basis of the Loomis Sayles Fund shares received by shareholders of the Corresponding CDC Nvest Fund will be the same as the aggregate tax basis of the Corresponding CDC Nvest Fund shares exchanged therefor;

     o under Section 1223(1) of the Code, the holding period for the Loomis Sayles Fund shares received by shareholders of the Corresponding CDC Nvest Fund will include the holding period for such Corresponding CDC Nvest Fund shares exchanged therefor, provided that the shareholder held such Fund shares as a capital asset on the date of the exchange;

     o under Section 1032 of the Code, no gain or loss will be recognized by the Loomis Sayles Fund upon the receipt of the assets of the Corresponding CDC Nvest Fund in exchange for the assumption of the obligations of the Fund and issuance of the Loomis Sayles Fund shares;

     o under Section 362(b) of the Code, the Loomis Sayles Fund's tax basis in the assets that it receives from the Corresponding CDC Nvest Fund will be the same as that Fund's tax basis in such assets immediately prior to the transfer;

     o under Section 1223(2) of the Code, the Loomis Sayles Fund's holding period in such assets will include the Corresponding CDC Nvest Fund's holding period in such assets; and

     o each Loomis Sayles Fund will succeed to and take into account the items of the Corresponding CDC Nvest Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

     The opinion will be based on certain factual certifications made by officers of the CDC Nvest Trusts, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.

     This description of the federal income tax consequences of the Reorganizations does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Reorganization, including the applicability and effect of state, local, foreign, and other tax laws.

DECLARATIONS OF TRUST

Each of the Municipal Income Fund and the Strategic Income Fund is governed by the Amended and Restated Agreement and Declaration of Trust of Trust I (as amended, the "Trust I Declaration of Trust"). Each of the High Income Fund and Government Fund is governed by the Amended and Restated Agreement and Declaration of Trust of Trust II (as amended, the "Trust II Declaration of Trust" and, together with the Trust I Declaration of Trust, the "CDC Nvest Funds Declarations of Trust"). Each of the Loomis Sayles Funds is governed by the Agreement and Declaration of Trust of the Loomis Trust (the "Loomis Declaration of Trust" and, together with the CDC Nvest Funds Declarations of Trust, the "Declarations of Trust"). The Declarations of Trust are substantially similar to each other, and therefore the Funds are governed by substantially similar provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. In addition, the Trustees of the CDC Nvest Trusts are also the Trustees of the Loomis Trust, with one exception as noted in the Trustees and officers table under "Other Information--The Trusts." Additional information about the Declarations of Trust is provided below.

     POWERS AND LIABILITIES RELATING TO SHARES. The CDC Nvest Funds Declarations of Trust permit the Trustees, without shareholder approval, to divide shares of each respective CDC Nvest Trust into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Municipal Income Fund's shares are divided into two classes: Class A and Class B. The Strategic Income Fund's, the High Income Fund's and the Government Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

     The Loomis Declaration of Trust permits the Trustees, without shareholder approval, to divide shares of the Loomis Trust into one or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. At the time of the Reorganizations, each Loomis Sayles Fund's shares will be divided into the same share classes as the Corresponding CDC Nvest Fund.

     The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. The Declarations of Trust disclaim shareholder liability for acts or obligations of the respective Trust and require that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The Declarations of Trust provide that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

     SHAREHOLDER VOTING REQUIREMENTS--GENERALLY. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares and provide as a general matter that there will be a separate vote by each series unless otherwise required by law. The provisions regarding separate voting by series or class do not apply (i) if the 1940 Act requires all shares to be voted as a class or (ii) if the matter affects only the interests of some but not all of the series or classes, then only the affected shareholders will have the right to vote on the matter.

     The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to termination of the Trust or any series or class as provided, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declaration of Trust, by-laws, applicable law, or as the trustees may consider necessary or desirable.

     In general, a majority of shares voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two thirds of the voting interests of the Trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall also be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

     The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the respective Trust.

     The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees, except that certain enumerated actions and minor changes, such as changing the name of the Trust, correcting or supplementing any defective provision and the like, may be taken without a shareholder vote.

     SHAREHOLDER VOTING REQUIREMENTS--MERGER AND CONSOLIDATION. The CDC Nvest Declarations of Trust provide that the Trustees may cause the CDC Nvest Trust to be merged into or consolidated with another entity, or the shares of such Trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a vote of the majority of the outstanding voting shares of the Trust.

     The Loomis Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the Loomis Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law. Shareholders of the Loomis Sayles Funds are not required to approve the Reorganizations.

     TRUSTEES AND OFFICERS. The Trustees of the Trusts are substantially the same, except that, as described below, Joseph Alaimo is a Trustee of the Loomis Trust but not the CDC Nvest Trusts. Information on the Trustees and officers of the Trusts is provided below under "Other Information."

     GOVERNING  LAW.  Each  of  the   Declarations   of  Trust  is  governed  by
Massachusetts law.

REQUIRED SHAREHOLDER VOTE

     The affirmative vote of a majority of the outstanding shares of a CDC Nvest Fund is necessary for the approval of the proposed Reorganization for such Fund. The effectiveness of the approval of any Fund's shareholders is not subject to the approval of any other Fund's shareholders.

     Shareholders who object to the Reorganization of their Fund will not be entitled under Massachusetts law or the Declarations of Trust of the CDC Nvest Trusts to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganizations are consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Reorganizations, subject to any applicable CDSC.

     If the proposed Reorganization is not approved by the shareholders of a Fund or is not completed for any other reason, but the new advisory agreement is approved as set forth in Proposal 1, the Fund will continue to be managed as a separate series of the relevant CDC Nvest Trust, with new advisory arrangements. The Trustees of the relevant CDC Nvest Trust will consider such alternatives as may be in the best interests of the Fund and its shareholders.

THE TRUSTEES OF THE CDC NVEST TRUSTS UNANIMOUSLY RECOMMEND APPROVAL OF EACH AGREEMENT AND PLAN OF REORGANIZATION.

                                OTHER INFORMATION


CDC IXIS ADVISERS

     CDC IXIS  Advisers,  formed  in 1995,  is a limited  partnership.  Its sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS North America, L.P. ("CDC IXIS North America"). CDC IXIS Distribution Corporation is also the sole general partner of CDC IXIS Distributors, which is the principal underwriter for the Funds. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Advisers and CDC IXIS Distributors. CDC IXIS North America is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution. CDC IXIS North America is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of CDC. As of March 31, 2003, CDC IXIS North America's 14 affiliates and divisions collectively had $124 billion in assets under management.

     The principal executive officer of CDC IXIS Advisers and CDC IXIS Distributors is John T. Hailer, who is the President and a Trustee of the CDC Nvest Trusts and whose principal occupation is his position with CDC IXIS Distributors. The address of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Distribution Corporation, CDC IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

LOOMIS SAYLES

     Loomis Sayles is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Loomis Sayles General Partner"). Robert J. Blanding is the principal executive officer of Loomis Sayles. He is also a Trustee of the CDC Nvest Trusts and the Loomis Trust. Mr. Blanding's principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and the Loomis Sayles General Partner is One Financial Center, Boston, Massachusetts 02111. The address of Mr. Blanding is 555 California Street, San Francisco, California 94104. The Loomis Sayles General Partner is a wholly owned subsidiary of CDC IXIS Holdings. Information about CDC IXIS Holdings and the ownership of CDC IXIS Holdings is disclosed above under "CDC IXIS Advisers." As of March 31, 2003, Loomis Sayles had assets under management of approximately $53 billion.

OTHER FUNDS MANAGED BY CDC IXIS ADVISERS AND LOOMIS SAYLES

     The following table provides information regarding the other funds for which CDC IXIS Advisers or Loomis Sayles serves as investment advisor or investment subadvisor with similar investment objectives and policies as the
Funds:

OTHER FUNDS WITH SIMILAR OBJECTIVE   NET ASSETS AS OF 5/31/03  ADVISORY FEE RATE

CDC IXIS ADVISERS

None


LOOMIS SAYLES

Loomis Sayles Institutional
High Income Fund                         $76,948,538             0.60%


THE TRUSTS

     Trust I and Trust II are each Massachusetts business trusts registered as investment companies under the 1940 Act. Trust I was organized on June 7, 1985 and Trust II was organized on May 6, 1931. The principal executive offices of the Trusts are located at 399 Boylston Street, Boston, Massachusetts 02116.

     The Loomis Trust is a Massachusetts business trust registered as an investment company under the 1940 Act. The Loomis Trust was organized on February 20, 1991. The principal executive offices of the Loomis Trust are located at One Financial Center, Boston, Massachusetts 02111.

     Trustees and Officers. The business of the Trusts is managed under the direction of a Board of Trustees. As part of the integration referenced above, the Boards of Trustees of the Loomis Trust and the CDC Nvest Trusts were consolidated. The Trustees and officers of the Trusts, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 399 Boylston Street, Boston, Massachusetts 02116.



NAME, ADDRESS AND AGE            POSITION(S) WITH THE TRUSTS  PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

INDEPENDENT TRUSTEES
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Joseph Alaimo* (72)              Trustee                      Chairman, Wayne Hummer Investment Trust.
N. Bank Lane
Lake Forest, IL
-------------------------------- ---------------------------- --------------------------------------------------------

                                       24

-------------------------------- ---------------------------- --------------------------------------------------------
Graham T. Allison, Jr. (62)      Trustee                      Douglas Dillon Professor and Director of the Belfer
                                                              Center for Science and International Affairs, John F.
                                                              Kennedy School of Government, Harvard University.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Edward A. Benjamin (64)          Trustee                      Director, Precision Corporation (optics manufacturer);
71 Sierra Rosa Loop                                           Director, Coal, Energy Investments & Management, LLC;
Santa Fe, NM                                                  formerly, Partner, Ropes & Gray LLP (law firm) until
                                                              1999.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Daniel M. Cain (58)              Trustee                      President and CEO, Cain Brothers & Company,
452 Fifth Avenue                                              Incorporated (investment banking).
New York, NY
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Paul G. Chenault (68)            Trustee                      Retired; formerly, Trustee of Variable Investors
5852 Pebble Beach Way                                         Series Trust.  From August 1997 to September 1997,
San Luis Obispo, CA                                           Vice President of Loomis Sayles and prior to October
                                                              1995, Senior Vice President and Chief Investment
                                                              Officer, XL Capital Ltd., Hamilton, Bermuda.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Kenneth J. Cowan (70)            Trustee                      Retired.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Richard Darman (72)              Trustee                      Partner, The Carlyle Group (investments); formerly,
                                                              Professor, John F. Kennedy School of Government,
                                                              Harvard University.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Sandra O. Moose (61)             Trustee                      Senior Vice President and Director, The Boston
One Exchange Place                                            Consulting Group, Inc. (management consulting).
Boston, MA
-------------------------------- ---------------------------- --------------------------------------------------------
John A. Shane (70)               Trustee                      President, Palmer Service Corporation (venture capital
200 Unicorn Park Drive                                        organization).
Woburn, MA
-------------------------------- ---------------------------- --------------------------------------------------------
Pendleton P. White* (72)         Trustee                      Retired.
6 Breckenridge Lane
Savannah, GA

INTERESTED TRUSTEES
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Robert J. Blanding** (55)        Trustee; President of the    President, Chairman, Director and Chief Executive
555 California Street,           Loomis Trust                 Officer, Loomis Sayles & Company, L.P.
San Francisco, CA
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
John T. Hailer** (42)            Trustee; President and       President and Chief Executive Officer, CDC IXIS
                                 Chief Executive Officer of   Advisers; formerly, Senior Vice President, Fidelity
                                 the CDC Nvest Trusts         Investments.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
Peter S. Voss** (56)             Trustee and Chairman of      Director, President and Chief Executive Officer, CDC
                                 the Board                    IXIS North America.

                                       25


OFFICERS
Nicholas H. Palmerino (38)       Treasurer                    Senior Vice President, CIS; Senior Vice President, CDC
                                                              IXIS Advisers; formerly, Vice President, Loomis Sayles.
-------------------------------- ---------------------------- --------------------------------------------------------
-------------------------------- ---------------------------- --------------------------------------------------------
John E. Pelletier (38)           Secretary and Clerk          Senior Vice President, General Counsel, Secretary and
                                                              Clerk, CDC IXIS Distribution Corporation; Senior Vice
                                                              President, General Counsel, Secretary and Clerk, CDC
                                                              IXIS Distributors; Senior Vice President, General
                                                              Counsel, Secretary and Clerk, CDC IXIS Advisers;
                                                              Executive Vice President, General Counsel, Secretary,
                                                              Clerk and Director, CIS.



* Mr. Alaimo is a Trustee of the Loomis Trust, but not of the CDC Nvest Trusts. Mr. Alaimo is expected to retire by December 31, 2003, as is Mr. White.

** Trustee is an "interested person" of the Trusts (as defined in Section 2(a)(19) of the 1940 Act).


CERTAIN TRUSTEES AND OFFICERS OF THE TRUSTS

     CDC IXIS North America, the parent of CDC IXIS Advisers and Loomis Sayles, is, in the long-term, expected to incur lower expenses as a result of the Reorganizations, and therefore may be considered to have an interest in the transactions. Because Mr. Robert J. Blanding, Mr. Peter S. Voss and Mr. John T. Hailer, Trustees of the Trusts, are officers of CDC IXIS North America or its affiliates, they may also be considered to have an interest in the transactions. Because Mr. John E. Pelletier and Mr. Nicholas H. Palmerino, Officers of the Trusts, are officers of CDC IXIS Advisers, they may also be considered to have an interest in the transactions.

PRINCIPAL UNDERWRITERS, TRANSFER AGENT AND ADMINISTRATOR

     CDC IXIS Distribution Corporation is the sole general partner of CDC IXIS Distributors, the Funds' principal underwriter, and the sole shareholder of CIS, the Funds' transfer and shareholder servicing agent and the Funds' administrator. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Distributors. The address of CDC IXIS Distributors and CIS is 399 Boylston Street, Boston, Massachusetts 02116.

     Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") currently serves as the principal underwriter of the Loomis Sayles Funds. The address of Loomis Sayles Distributors is One Financial Center, Boston, Massachusetts 02111. CIS, an affiliate of Loomis Sayles and Loomis Sayles Distributors, performs transfer agency services for the Loomis Sayles Funds. Loomis Sayles serves as the administrator for the Loomis Sayles Funds. However, the Board of Trustees of the Loomis Trust has voted to replace Loomis Sayles Distributors with CDC IXIS Distributors as the distributor to the Loomis Sayles Funds, effective July 1, 2003.

CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to CDC IXIS Advisers, the Funds compensate CDC IXIS Distributors and CIS, a wholly owned subsidiary of CDC IXIS Distribution Corporation, for providing various services to the Funds and their shareholders. For the fiscal year ended December 31, 2002, payments by each Fund to CIS for transfer agency services amounted to:

NAME OF FUND                                             TRANSFER AGENCY FEES

Municipal Income Fund                                    $242,523
Strategic Income Fund                                    $348,358
High Income Fund                                         $103,655
Government Fund                                          $224,651

     For the fiscal year ended December 31, 2002, payments by each Fund to CDC IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to:

                                               RULE 12B-1 FEES
NAME OF FUND                     CLASS A           CLASS B            CLASS C

Municipal Income Fund        $341,958          $130,927          N/A
Strategic Income Fund        $226,621          $984,230          $277,462
High Income Fund             $67,018           $282,083          $31,502
Government Fund              $373,753          $144,101          $68,615

     In addition, CDC IXIS Distributors received the following amounts in sales charges (including any contingent deferred sales charges on Class A, B and C shares) from each Fund's shareholders for the fiscal year ended December 31, 2002:

NAME OF FUND                                                 SALES CHARGES

Municipal Income Fund                                        $123,781
Strategic Income Fund                                        $407,566
High Income Fund                                             $169,306
Government Fund                                              $193,028

     In addition, CIS received the following amounts from each Fund for administrative services for the fiscal year ending December 31, 2002:

NAME OF FUND                                        ADMINISTRATIVE SERVICES FEES

Municipal Income Fund                               $85,701
Strategic Income Fund                               $124,140
High Income Fund                                    $32,625
Government Fund                                     $78,121

     The Loomis Sayles Funds have not yet commenced operations. The Loomis Sayles Funds will have the same services, and will pay the same fees to such service providers, after the Reorganizations.

INDEPENDENT PUBLIC ACCOUNTANTS.

     PriceWaterhouseCoopers LLP ("PwC"), located at 160 Federal Street, Boston, Massachusetts 02110, presently serves as independent public accountants for each series of the CDC Nvest Trusts and the Loomis Trust. The Trustees of the Loomis Trust, including the Independent Trustees, have selected PwC as independent public accountants for each Loomis Sayles Fund for its fiscal year ending September 30, 2003. Shareholders of the Funds are not being asked to approve or ratify the selection of independent public accountants at the Meeting.

     If requested by any Fund shareholder in writing addressed to and received by the Secretary of the Trusts, at least five days prior to the Meeting, a representative of the Funds' accountants will attend the Meeting and will have the opportunity to make a statement if desired and to respond to appropriate questions.

COUNSEL TO THE FUNDS

     Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves a counsel to the Funds and the Loomis Sayles Funds.

EXPENSES OF REORGANIZATIONS/PROXY SOLICITATION

     All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes, brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Agreement and Plan of Reorganization will be paid for by CDC IXIS Asset Management and/or its affiliates. No brokerage expenses are expected to be incurred by the Funds in connection with the Reorganizations. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

BROKERAGE AND RESEARCH SERVICES

     In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for a Loomis Sayles Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Loomis Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

OUTSTANDING SHARES AND CERTAIN BENEFICIAL OWNERSHIP OF SHARES

     Shareholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C to this Proxy Statement lists for each Fund the total number of shares outstanding as of June 4, 2003, for each class of each Fund's shares. It also identifies holders, as of June 4, 2003, of more than 5% of any class of shares of a Fund, and contains information about the shareholdings in each Fund of the Trustees of the Trusts and the executive officers of each Fund as of June 4, 2003.

VOTING INFORMATION

     The Trustees of the CDC Nvest Trusts are soliciting proxies from the shareholders of the Funds in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on August 28, 2003 at the offices of CDC IXIS Advisers, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Notice, this Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about June 30, 2003.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of CDC IXIS Advisers and its affiliated companies. In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $50,000, which will be borne by CDC IXIS Asset Management and/or its affiliates.

   VOTING PROCESS.  You can vote in any one of the following four ways:

   o   By Internet - Use the Internet to vote by visiting
       HTTPS://VOTE.PROXY-DIRECT.COM.
   o By telephone - Use a touch-tone telephone to call toll-free 866-241-6192, which is available 24 hours a day.
   o   By mail - Complete and return the enclosed proxy card.
   o   In person - Vote your shares in person at the Meeting.

     Shareholders who owned Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     COSTS OF SOLICITATION. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Reorganizations, will be borne by the Funds or the Loomis Sayles Funds. CDC IXIS Asset Management and/or its affiliates shall bear all such costs, even in the event that a Reorganization is not approved by the shareholders of the relevant Fund or a Reorganization does not close for any reason.

     TABULATION OF PROXIES. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Under the CDC Nvest Funds Declarations of Trust, forty percent (40%) of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Fund at the Meeting. However, as indicated above, the approval of Proposal 1 and Proposal 2 for a Fund will require that at least 50% of that Fund's shareholders be present or represented by proxy. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against each Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

     ADJOURNMENTS; OTHER BUSINESS. If a Fund has not received enough votes by the time of the Meeting to approve the relevant Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of a Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment any proxy that directs them to vote against the Proposals. They will not vote any proxy that directs them to abstain from voting on the Proposals.

     OTHER MATTERS. The CDC Nvest Trusts are not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

                                                                      APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "AGREEMENT") is made as of [_______], 2003, by and between CDC Nvest [______] Fund (the "ACQUIRED FUND"), a series of CDC Nvest Funds Trust [_], a Massachusetts business trust ("CDC NVEST TRUST"), and CDC Loomis [______] Fund (the "ACQUIRING FUND"), a series of Loomis Sayles Funds, a Massachusetts business trust ("LOOMIS TRUST").

                                                        PLAN OF REORGANIZATION

     (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional [Class A, Class B, Class C and Class Y] shares of beneficial interest of the Acquiring Fund (the "MERGER SHARES") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "CODE").

     (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Merger Shares of each class (consisting in the case of each shareholder of Merger Shares of the same designated class as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

     (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of CDC Nvest Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                    AGREEMENT

     Loomis Trust, on behalf of the Acquiring Fund, and CDC Nvest Trust, on behalf of the Acquired Fund, agree as follows:

          1. Representations, Warranties and Agreements of the Acquiring Fund. Loomis Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

               a. The Acquiring Fund is a series of shares of Loomis Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Loomis Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Loomis Trust. Each of Loomis Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

               b. Loomis Trust is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               c. As of the date hereof and as of the date of the transaction, the Acquiring Fund will have no assets or liabilities.

               d. There are no material legal, administrative or other proceedings pending or, to the knowledge of Loomis Trust or the Acquiring Fund, threatened against Loomis Trust or the Acquiring Fund, which assert liability on the part of Loomis Trust or the Acquiring Fund. Neither Loomis Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

               f. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of Loomis Trust, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

               g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 ACT"), the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

               h. The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "ACQUIRED FUND PROXY STATEMENT"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
          Section 7(a), the Acquired Fund Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund and Loomis Trust for use in the Acquired Fund Proxy Statement and any supplement or amendment thereto.

               i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquired Fund Proxy Statement or the registration statement of Loomis Trust.

               j. The Acquiring fund has no shares of beneficial interest issued and outstanding.

               k. The Acquiring Fund was established by the Trustees of Loomis Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company under the Code.

               l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

               m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the

          Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

               n. All issued and outstanding shares of the Acquiring Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

     2. Representations, Warranties and Agreements of the Acquired Fund. CDC Nvest Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

               a. The Acquired Fund is a series of shares of CDC Nvest Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. CDC Nvest Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CDC Nvest Trust. Each of CDC Nvest Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

               b. CDC Nvest Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2002, has been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

               d. Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

               e. CDC Nvest Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which CDC Nvest Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

               f. The prospectuses and the statement of additional information of the Acquired Fund, each dated May 1, 2003, and each as from time to time amended or supplemented (collectively, the "ACQUIRED FUND PROSPECTUS"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to CDC Nvest Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

               h. At the Exchange Date, CDC Nvest Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

               i. There are no material legal, administrative or other proceedings pending or, to the knowledge of CDC Nvest Trust or the Acquired Fund, threatened against CDC Nvest Trust or the Acquired Fund, which assert liability on the part of CDC Nvest Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the registration statement of CDC Nvest Trust, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement.

               k.  The  Acquired  Fund has no known  liabilities  of a  material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2002, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2002, whether or not incurred in the ordinary course of business.

               l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of CDC Nvest Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

               m. CDC Nvest Trust has and, at the Exchange Date, CDC Nvest Trust, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "INVESTMENTS" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in
          Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

               n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

               o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

               p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

               q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

               r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

               s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the registration statement of CDC Nvest Trust, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Acquired Fund Prospectus.

               t. The Acquired Fund Proxy  Statement,  on the date of its filing
          (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

               u. CDC Nvest Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

3.       Reorganization.

               a. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

               b. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "VALUATION TIME").

     4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of each such class of Merger Shares, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

               a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

               b. The net asset value of the Merger Shares shall be computed in the manner set forth in the current applicable prospectuses and statements of additional information of Loomis Trust, each as from time to time amended or supplemented (collectively, the "LOOMIS PROSPECTUS"). The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

               c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

               d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

               e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

     5. Expenses, Fees, etc.

               a. Except as otherwise provided in this Section 5, CDC IXIS Asset Management Group, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; PROVIDED, HOWEVER, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities.

               b. In the event the transactions contemplated by this Agreement are not consummated, then CDC IXIS Asset Management Group agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

               c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

               d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

     6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, MA 02116, as of the close of business on September 12, 2003, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "EXCHANGE DATE."

     7. Meeting of Shareholders; Dissolution.

               a. CDC Nvest Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders as soon as is practicable after the date of filing of the Acquired Fund Proxy Statement for the purpose of considering the approval of this Agreement and other matters set forth in the Notice of Special Meeting.

               b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of CDC Nvest Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

               a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of CDC Nvest Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2002, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of December 31, 2002 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

               b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of CDC Nvest Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

               c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent accountants of CDC Nvest Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2002, and for any taxable year or period beginning on January 1, 2003 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

               d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

               e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) CDC Nvest Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of CDC Nvest Trust; (ii) this Agreement has been duly authorized, executed and delivered by CDC Nvest Trust on behalf of the Acquired Fund and, assuming that the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Loomis Trust on behalf of the Acquiring Fund, is a valid and binding obligation of CDC Nvest Trust and the Acquired Fund enforceable against CDC Nvest Trust and the Acquired

          Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iii) CDC Nvest Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of CDC Nvest Trust, or any provision of any agreement known to such counsel to which CDC Nvest Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which CDC Nvest Trust or the Acquired Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of CDC Nvest Trust, such counsel may rely upon a certificate of an officer of CDC Nvest Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by CDC Nvest Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) CDC Nvest Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to CDC Nvest Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

               f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

               g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

               h. That CDC Nvest Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

               i. That all actions taken by CDC Nvest Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

               j. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of CDC Nvest Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

               k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

               l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

               m. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

               n. That the Acquiring Fund shall have received from the independent accountants of CDC Nvest Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

               o. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

               p. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

     9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

               a. That Loomis Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

               b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Loomis Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

               c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

               d. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) Loomis Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of Loomis Trust; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Loomis Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Loomis Trust on behalf of the Acquiring Fund and, assuming that the Loomis Prospectus and Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by CDC Nvest Trust on behalf of the Acquired Fund, is a valid and binding obligation of Loomis Trust and the Acquiring Fund enforceable against Loomis Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this
          Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of Loomis Trust, or any provision of any agreement known to such counsel to which Loomis Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Loomis Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of Loomis Trust, such counsel may rely upon a certificate of an officer of Loomis Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Loomis Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) Loomis Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Loomis Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement.

               e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

               f. That all actions taken by Loomis Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

               g. That Loomis Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

               h. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

               i. That the Registration Statement on Form N-1A of Loomis Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Loomis Trust or the Acquiring Fund, threatened by the Commission.

     10. Indemnification.

               a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, Loomis Trust and the Trustees and officers of Loomis Trust (for purposes of this
          Section 10(a), the "INDEMNIFIED PARTIES") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to CDC Nvest Trust or the Acquired Fund contained in this Agreement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to CDC Nvest Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to CDC Nvest Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of CDC Nvest Trust or the Acquired Fund. The Indemnified Parties will notify CDC Nvest Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
          Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

               b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, CDC Nvest Trust and the Trustees and officers of CDC Nvest Trust (for purposes of this
          Section 10(b), the "INDEMNIFIED PARTIES") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Loomis Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Loomis Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to Loomis Trust or the

          Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Loomis Trust or the Acquiring Fund. The Indemnified Parties will notify Loomis Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or CDC Nvest Trust or Loomis Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

     13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO CDC NVEST [______] FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION

     STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     16. Declaration of Trust.

          a. A copy of the Agreement and Declaration of Trust of Loomis Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Loomis Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Loomis Trust individually but are binding only upon the assets and property of the Acquiring Fund.

          b. A copy of the Agreement and Declaration of Trust of CDC Nvest Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of CDC Nvest Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of CDC Nvest Trust individually but are binding only upon the assets and property of the Acquired Fund.



                                     * * * *

                                            Agreement and Plan of Reorganization




     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.


                                        CDC NVEST FUNDS TRUST [__],
                                        on behalf of its CDC Nvest [_____] Fund

                                        By:___________________________
                                        Name:
                                        Title:


                                        LOOMIS SAYLES FUNDS,
                                        on behalf of its CDC Loomis [_____] Fund

                                        By:___________________________
                                        Name:
                                        Title:



Agreed and accepted as to Section 5 only:

CDC IXIS ASSET MANAGEMENT GROUP

By:___________________________
Name:
Title:

                                                                      APPENDIX B

                      FORM OF INVESTMENT ADVISORY AGREEMENT



     AGREEMENT made as of this ___ day of September, 2003, by and between ________________, a Massachusetts business trust (the "Trust"), with respect to its ________________ series (the "Series"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Adviser").

                                  WITNESSETH:

     WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets belonging to the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2.  In  carrying  out  its   obligations   to  manage  the  investment  and
reinvestment of the assets belonging to the Series, the Adviser shall:

          (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;

          (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution (except to the extent permitted by the next sentence hereof), which is to place the Series' portfolio transactions where it can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies, if any, as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Series to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Series and to other clients of the Adviser as to which the Adviser exercises investment discretion; and

          (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

     3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

     4. In addition to  performing at its expense the  obligations  set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

          (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in section 5); and

          (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

     5. Except as the Adviser may otherwise agree from time to time,  nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

          (a) any of the costs of printing and distributing the items referred to in subsection (n) of this section 5;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

          (d)   registration,   filing  and  other  fees  in   connection   with
     requirements of regulatory authorities;

          (e) the charges and expenses of the custodian appointed by the Trust for custodial, paying agent, transfer agent and plan agent services;

          (f) charges and expenses of independent accountants retained by the Trust;

          (g) charges and expenses of any transfer agents and registrars appointed by the Trust;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

          (i) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

          (j) any cost of certificates representing shares of the Series;

          (k) legal fees and expenses in connection with the affairs of the Trust including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and Trustees of the Trust;

          (m) interest, including interest on borrowings by the Trust;

          (n) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities; and

          (o) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rate of _____% or such lesser rate as the Adviser may agree to from time to time. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

     8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Adviser shall pay any such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

     9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

          (c) this Agreement shall automatically terminate in the event of its assignment;

          (d) this Agreement may be terminated by the Adviser on ninety days' written notice to the Trust;

          (e) if the Adviser requires the Trust or the Series to change its name so as to eliminate all references to the words "Loomis" or "Sayles," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     Termination of this Agreement pursuant to this section 10 shall be without payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purposes of voting on such approval.

     12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust and By-Laws as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                             ----------------------------,
                                             on behalf of its
                                             ____________________________ Fund



                                             By:  ________________________
                                             Name:
                                             Title:



                                             LOOMIS, SAYLES & COMPANY, L.P.

                                             By:  LOOMIS, SAYLES & COMPANY,
                                                     INC., its general partner



                                             By:  ________________________
                                             Name:
                                             Title:



     A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's _____________________ series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX C

OUTSTANDING SHARES

The number of shares of each Fund issued and outstanding on June 4, 2003 was as follows:


                 NAME OF FUND                          Number of Issued and
                                                        OUTSTANDING SHARES

                 Municipal Income Fund                 19,105,599.257

                 Strategic Income Fund                 23,328,407.960

                 High Income Fund                      11,200,424.343

                 Government Fund                       13,451,214.832


SIGNIFICANT SHAREHOLDERS

As of June 4, 2003, the CDC Nvest Trusts believe that the Trustees and officers of the CDC Nvest Trusts, as a group and individually, owned beneficially less than 1% of the outstanding shares of any class of each Fund and the CDC Nvest Trusts as a whole. As of the close of business on June 4, 2003, the following persons beneficially owned 5% or more of the outstanding shares of the following
Funds:


                             Name and Address of                                                   Percentage of
NAME OF FUND                 BENEFICIAL OWNER                                 NUMBER OF SHARES  OUTSTANDING SHARES

---------------------------- --------------------------------------------------- -------------- -------------
MUNICIPAL INCOME FUND
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class B Shares               MLPF&S for the Sole Benefit of Its Customers*       120,959.38     7.79%
                             Attn: Fund Administration ML#97CH7
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
STRATEGIC INCOME FUND
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class B Shares               MLPF&S for the Sole Benefit of Its Customers*       582,170.067    6.04%
                             Attn: Fund Administration ML#97GM8
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class C Shares               MLPF&S for the Sole Benefit of Its Customers*       569,857.034    14.84%
                             Attn: Fund Administration ML#97UB1
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class Y Shares               MetLife Insurance Company**                         135,595.36     97.49%
                             Attn: Adrienne Lavis
                             Mellon Bank
                             Attn: Queen Roberts
                             1 Mellon Bank Center
                             Pittsburgh, PA 15259-001
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
HIGH INCOME FUND
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class B Shares               MLPF&S for the Sole Benefit of Its Customers*       412,884.69     7.88%
                             Attn: Fund Administration ML#97CJ3
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class C Shares               MLPF&S for the Sole Benefit of Its Customers*       67,080.874     11.24%
                             Attn: Fund Administration ML#97UA1
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
                             Samul B. Foard, Jr., Trustee                        30,890.063     5.18%
                             Parker J. Beshore Trust
                             4425 Fawn Grove Road
                             Street, MD 21154-1009
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
GOVERNMENT FUND
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class B Shares               MLPF&S for the Sole Benefit of Its Customers*       162,247.052    11.60%
                             Attn: Fund Administration ML#97CH9
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class C Shares               MLPF&S for the Sole Benefit of Its Customers*       87,438.955     11.00%
                             Attn: Fund Administration ML#97UA3
                             4800 Deer Lake Drive East - 2nd Floor
                             Jacksonville, FL 32246-6484
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
                             The Bank of New York as Funds Custodian for         51,657.034     6.50%
                             the City of Forsyth, Georgia*
                             100 Ashford Center North Suite 520
                             Atlanta, GA 30338-4865
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
Class Y Shares               New England Mutual Life Insurance Company**         357,893.833    59.54%
                             Separate Investment Accounting
                             Attn: Larry Hoisington
                             501 Boylston Street - 6th Floor
                             Boston, MA 02116-3769
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
                             Charles Schwab & Company, Inc.**                    194,125.291    32.30%
                             Special Custody Account for the benefit of its
                             Customers
                             Attn: Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104-4122
---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------

---------------------------- --------------------------------------------------- -------------- -------------
---------------------------- --------------------------------------------------- -------------- -------------
                             The New England Life Insurance Company*             48,189.282     8.02%
                             C/O Andrew Kaniuk
                             Met Life the Cresent - Floor 6
                             501 Route 22
                             Bridgewater, NJ 08807-2441
---------------------------- --------------------------------------------------- -------------- -------------


* Such ownership may be beneficially held by individuals or entities other than the owner listed.
** Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

                               FORM OF PROXY CARD

                              CDC NVEST ______ FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2003

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest _____ Fund (the "Fund"), on August 28, 2003 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.


                                          --------------------------------------
                                          Date


                                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS ON THIS PROXY CARD. All joint
                                          owners  should  sign.   When  signing
                                          as executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor,  please give full title
                                          as such. If a corporation, please sign
                                          in full corporate name and indicate
                                          the signer's office.  If a partner,
                                          sign in the partnership name.







                                             Signature(s) (if held jointly)


            Please fold and detach card at perforation before mailing

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


                                                                           FOR          AGAINST        ABSTAIN
     1.   Approval of a new advisory agreement between CDC Nvest
          Funds Trust __, on behalf of the Fund, and Loomis Sayles &
          Company, L.P.                                                    [ ]            [ ]            [ ]
     2.   Approval of an Agreement and Plan of Reorganization
          relating to the reorganization of the Fund as a new series
          of Loomis Sayles Funds.                                          [ ]            [ ]            [ ]